EXHIBIT 23.2

INDEPENDENT  AUDITORS'  CONSENT


We consent to the incorporation by reference in Registration Statements on Form S-8 (File Nos. 33-33497, 33-40038, 33-60214 and 33-60644) of our reports dated
August 20, 1998 appearing in this Annual Report on Form 10-K of Criticare Systems, Inc. for the year ended June 30, 1999.


/s/  Deloitte  &  Touche  LLP
Milwaukee,  Wisconsin
December 6, 1999